UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 11, 2018 (September 24, 2018)

LINCOLNWAY ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-51764	20-1118105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa	50201
(Address of Principal Executive Offices)	(Zip Code)

(515) 232-1010
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective September 24, 2018, Lincolnway Energy, LLC (the “Company”) entered into an amendment (the “Amendment”) to its Credit Agreement with Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA (collectively, the “Lender”) dated July 3, 2017, as amended February 23, 2018 (the “Credit Agreement”).  CoBank, ACB (“CoBank”) continues to have a participation interest in the underlying loans issued under the Credit Agreement and continues to serve as administrative agent for the Credit Agreement. The Amendment modifies the Debt Service Coverage Ratio to provide that the Company shall not have a Debt Service Coverage Ratio of (i) less than 1.50 to 1.00 at the end of the Company’s fiscal year ended September 30, 2018 or (ii) less than 1.70 to 1.00 for each fiscal year thereafter.  Under the Amendment, Debt Service Coverage Ratio continues to be defined as: (a) net income (after taxes), plus depreciation and amortization, minus non-cash investment income (plus loss), minus extraordinary gains (plus losses), minus gains (plus loss) on asset sale; divided by (b) $3,600,000 (all as determined in accordance with the Accounting Standards).

In connection with the execution of the Amendment, the Company and Lender entered into an Amended and Restated Revolving Term Promissory Note dated September 24, 2018 (the “Restated Revolving Term Note”) which amended, restated and superseded the Amended and Restated Revolving Term Promissory Note dated February 23, 2018 (the “Prior Revolving Term Note”).  The Restated Revolving Term Note amends the Prior Revolving Term Note to adopt the following modified maximum commitment amount reduction schedule:

Maximum Commitment Amount	From	Up to and Including
$17,400,000	July 1, 2020	June 30, 2021
$13,800,000	July 1, 2021	June 30, 2022
$10,200,000	July 1, 2022	June 30, 2023
$6,600,000	July 1, 2023	July 1, 2024

The Restated Revolving Term Note also increased the interest rate to provide that interest will accrue at a variable interest rate (adjusting on a weekly basis) based upon the one-month LIBOR index rate plus 3.40% instead of 3.15%.  As of September 30, 2018, the outstanding amount payable by the Company under the Restated Revolving Term Note was $15,200,000.  All other terms and conditions set forth in the Restated Revolving Term Note remain the same as set forth in the Prior Revolving Term Note, including the commitment term and therefore the Restated Revolving Term Note expires on July 1, 2024.

The foregoing descriptions of the Amendment and the Restated Revolving Term Note do not purport to be complete and are qualified in their entirety by reference to the full text of the (i) Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and (ii) the Restated Revolving Term Note which is filed as Exhibit 10.2 to this Current Report on Form 8-K, respectively, each of which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03, as if fully set forth herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1
Amendment dated September 24, 2018 to the Credit Agreement dated July 3, 2017, as amended February 23, 2018 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA.

10.2	Amended and Restated Revolving Term Promissory Note dated September 24, 2018 between the Company and Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: October 11, 2018	By:	/s/ Eric Hakmiller
Eric Hakmiller
President and Chief Executive Officer